Administrative Office 4333 Edgewood Road NE Cedar Rapids, IA 52499
August 31, 2010
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549
Re:	Merrill Lynch Life Variable Annuity Separate Account B Merrill Lynch Retirement Plus Separate Account B — 33-45379;
Commissioners:
Transamerica Advisors Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended June 30, 2010, for the following underlying mutual funds (“Funds”) in which Registrant invests:
Semi-Annual Report Filings:
BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund, SEC File No.: 811-03290
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
The Company understands that the Funds have filed or will file their semi-annual reports with the Commission under separate cover.
Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.
Very truly yours,

/s/ Darin D. Smith
Darin D. Smith
General Counsel

     an AEGON company